            Directors
            Michael J. Downey, Chairman
            David J. Brennan
            Robert H. Burns
            Olarn Chaipravat
            Robert F. Gunia
            Douglas Tong Hsu
            John A. Morrell
            David G. P. Scholfield
            Nicholas T. Sibley

            Officers
            Ronald G. M. Watt, President
            Robert F. Gunia, Vice President and Treasurer
            Linda McMullin, Assistant Treasurer
            Christine Gerrity-Yacuk, Assistant Treasurer
            Deborah A. Docs, Secretary
            Vasso-Athene Spanos, Assistant Secretary

            Investment Manager
            Baring Asset Management (Asia) Limited
            1901 Edinburgh Tower
            15 Queen's Road Central
            Hong Kong

            Administrator
            Prudential Investments LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            Ernst & Young LLP
            787 Seventh Avenue
            New York, NY 10019

            Legal Counsel
            Sullivan & Cromwell
            125 Broad Street
            New York, New York 10004

               The accompanying financial statements as of September 30, 2001 were not audited and, accordingly, no opinion is expressed on them.

               This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                                The Asia Pacific Fund, Inc.
                                    Gateway Center Three
                                    100 Mulberry Street
                                   Newark, NJ 07102-4077

            For general information on the Fund, please call (toll-free) Citigate Dewe Rogerson, our shareholders' servicing agent toll-free at:
                                      (888) 4-ASIA-PAC

            The Fund's Web Site address is:
            www.asiapacific.com

            The Fund's CUSIP number is
            044901106

    The Asia Pacific
    Fund, Inc.
-------------------------------------------------------------------
    Semi-Annual Report
    September 30, 2001

    - Shareholders should be aware that the Board of Directors of The Asia Pacific Fund, Inc. approved a tender offer for shares of the Fund's Common Stock. The background to their decision is their concern about the deep discount to net asset value at which the Fund's shares have been trading.
    - The tender offer, which is subject to certain terms and conditions, is planned to commence in November, 2001.
    - The offer to purchase, and letter of transmittal and other related material for the tender offer are enclosed with this report.

      www.asiapacificfund.com

                         The Asia Pacific Fund, Inc.
                     As of September 30, 2001 (Unaudited)

                            OUR TOLL-FREE LINE:
                             1-888-4-ASIA-PAC

For further information on the Fund, please call. In addition, the Fund makes available monthly portfolio information. If you would like to receive this information please call the toll-free number indicated above.

                Statistics

Total Net Assets         $121,919,613
Shares Outstanding         15,324,551
Net Asset Value                 $7.96
Equity                       97.7%(a)
Repurchase Agreement          2.3%(a)

             Total Returns (US Dollar terms)

                                    Market
Period                              Price(b)        NAV(c)
3 months ended 9/30/01              (21.55)%       (21.11)%
6 months ended 9/30/01              (17.56)%       (20.80)%
9 months ended 9/30/01              (17.06)%       (24.90)%
1 Year ended 9/30/01                (25.94)%       (32.54)%
3 Years ended 9/30/01                 32.11%         20.70%
5 Years ended 9/30/01               (41.17)%       (38.70)%
10 Years ended 9/30/01                11.06%         31.70%
Since inception(d)                    67.06%        119.20%
Since inception(d) (annualized)       3.62 %          5.60%

            Other Information

Ticker Symbol                     APB
Primary Exchange                 NYSE
Dividend Repurchase Program       Yes

Footnote section
(a) Expressed as a percentage of total
    investments.
(b) Total investment return is
    calculated assuming a purchase of
    common stock at the current market
    value on the first day and a sale at
    the current market value on the last
    day of each period reported. Dividends
    and distributions are assumed, for
    purposes of this calculation, to be
    reinvested at prices obtained under the
    Fund's dividend reinvestment plan.
    These calculations do not include
    brokerage commissions.
(c) This information represents the
    historical net asset value per share
    performance of The Asia Pacific Fund,
    Inc. "Net asset value per share
    performance" has been computed by the
    Investment Manager and, because it does
    not reflect market price, is not the
    same as "total investment return."
(d) Investment operations commenced on
    May 4, 1987.

                       Portfolio Characteristics
                       (As of September 30, 2001)

                        Top Ten Equity Holdings
                     (% of Total Equity Investments)

           Hutchison Whampoa, Ltd.                  7.45%
           Samsung Electronics Co.                  5.55%
           China Mobile, Ltd.                       5.32%
           Sun Hung Kai Properties, Ltd.            4.17%
           Kookmin Bank                             3.51%
           Cheung Kong Holdings, Ltd.               3.04%
           HSBC Holdings PLC                        2.98%
           Taiwan Semiconductor Manufacturing Co.   2.89%
           United Microelectronics Corp., Ltd       2.71%
           Hong Kong and China Gas Co., Ltd.        2.43%

                      Equity Country Weightings
                   (% of Total Equity Investments)

                              GRAPH

              Hong Kong/China   40.45%   Malaysia     3.81%
              South Korea       21.88%   Thailand     2.41%
              Taiwan            17.37%   Indonesia    0.98%
              Singapore         12.57%   India        0.53%


                   Sector Breakdown: Top Ten Industries
                     (% of Total Equity Investments)

                    Banking                     16.71%
                    Telecommunications          11.16%
                    Real Estate-Developers       9.42%
                    Electronics                  9.36%
                    Conglomerate                 7.45%
                    Utilities                    6.06%
                    Semiconductors               5.60%
                    Distribution/Wholesalers     4.05%
                    Insurance                    3.34%
                    Chemicals                    2.47%

                       Report of the Investment Manager
             For the period from March 31 to September 30, 2001

PERFORMANCE
Asian markets fared poorly during the
period under review.  During the last
six months the Fund's net asset value
(NAV) per share decreased by
US$ 2.09 from US$ 10.05 to US$ 7.96.
In percentage terms the Fund's total
return performance based on net asset
value was negative 20.8%.  This
compares with the return of its
relevant benchmark index, the MSCI
Combined Far East Free Ex-Japan index
of negative 21.8%.  The Fund's
outperformance of 1.0% was principally
sourced from stock selection.

Local Currency Exchange Rates
to US Dollar
                                                            March 31 -
                                                            Sept. 30
   Currency             March 31,   June 30,    Sept. 30,     2001
   US$/local rate         2001       2001         2001      Change %

North Asia
Chinese Renminbi          8.28        8.28        8.28         -
Hong Kong Dollar          7.80        7.80        7.80         -
Korean Won            1,331.00    1,300.45    1,309.50         1.6
New Taiwan Dollar        32.84       34.43       34.51        -5.1

ASEAN
Indonesian Rupiah    10,417.00   11,389.60    9,708.00         6.8
Malaysian Ringgit         3.80        3.80        3.80          -
Philippine Peso          49.52       52.42       51.35        -3.6
Singaporean Dollar        1.81        1.82        1.77         2.2
Thai Baht                44.99       45.25       44.48         1.1
South Asia
Indian Rupee             46.62       47.04       47.85        -2.6

Stock Market Performance
March 31 to September 30, 2001

                       March 31 to       June 30 to        March 31 to
                      June 30, 2001    Sept. 30, 2001     Sept. 30, 2001
                          Market           Market            Market
                        Change %          Change %          Change %
   Country - Index        US $              US $              US $

North Asia
MSCI China                15.8%            -35.5%            -24.8%
MSCI Hong Kong            -7.7             -21.9             -27.9
MSCI Korea                15.7             -19.7              -7.1
MSCI Taiwan              -16.6             -27.8             -39.8

ASEAN
MSCI Indonesia Free        7.9               1.5               9.5
MSCI Malaysia Free        -9.6               5.5              -4.6
MSCI Philippines Free     -2.9             -16.5             -18.9
MSCI Singapore Free       -2.5             -21.1             -23.1
MSCI Thailand Free         4.7             -12.2              -8.1

South Asia
MSCI India                -4.3             -18.8             -22.3
Regional
MSCI Combined Far East    -3.1             -20.8             -23.3
    Free Ex-Japan
Source: Factset


COUNTRY ALLOCATION(a)

                      March 31,    June 30,   Sept. 30,
    Country             2001         2001        2001

North Asia             78.7%         81.5%      78.0%
Hong Kong/China        39.1          42.0       39.6
South Korea            17.0          20.7       21.4
Taiwan                 22.6          18.8       17.0

ASEAN                  19.0          17.9       19.4
Indonesia               1.3           1.3        1.0
Malaysia                3.4           2.6        3.7
Singapore              11.0          11.6       12.3
Thailand                3.3           2.4        2.4

South Asia
India                   0.8           0.5        0.5
Cash and Equivalents    1.5           0.1        2.3

(a) Expressed as a percentage of total
net assets.

MARKET & ASSET ALLOCATION REVIEW
For much of the last six months, the
deteriorating global economic outlook
has been the primary driver for the
Asian markets.  This trend has
particularly affected those countries
and industries that are heavily
dependent upon exports and foreign
capital.  Economic growth expectations
for the Asia Pacific region have been
revised down aggressively for both this
year and next.  Unsurprisingly,
therefore, defensive sectors and
countries have outperformed higher beta
growth industries and markets.

The Asian markets in the second quarter
of 2001 fell 3.1%.  During this period,
currency weakness was seen in the
Indonesian Rupiah, the Taiwanese
Dollar, the Philippine Peso and the
Thai Baht.  The best performing markets
were China, Korea and Indonesia;  the
worst were Taiwan, Malaysia and Hong
Kong.  The striking divergence between
China and Hong Kong is noteworthy and
reflects the relative economic
performance of both economies.  China
continues to perform relatively
robustly (GDP growth of 7.5% is
estimated for 2001) as it relies upon
its domestic demand to fuel growth,
whereas Hong Kong (GDP estimated for
2001 of 1-2%) is a small, open economy
that relies heavily on exports and
financial services, both of which are
presently in the midst of a slowdown.

The third quarter was weak for the
Asian markets.  The region had already
been showing signs of weakness before
the dreadful events that took place
in the USA on September 11.  The Fund's
benchmark index fell 20.8% during the
quarter, with most of the declines
occurring in the final few weeks of the
period.  It is important to note that
during the US crisis the Asian
currencies performed relatively well
overall:  they actually strengthened
during the third quarter.  The best
performing markets were those little
owned by foreigners, namely Malaysia,
Indonesia and Thailand.  The worst
performing markets were those that had
either performed well, such as China,
or where investors have been able to
sell, as in Hong Kong and Singapore.

The portfolio has suffered negatively
in its asset allocation over the last
six months as ASEAN has outperformed
the more open and liquid larger
markets.  The Fund's heavy
underweighting in Malaysia has been
particularly painful.  The Manager,
however, has been able to add
considerable value through stock
selection.  Stock selection has been
particularly strong in Taiwan and
ASEAN.  During the period the Manager
has run a relatively flat portfolio
with regard to sectors.  In recent
months the Fund's positions in domestic
cyclicals were being slowly built but
the  September 11 catastrophe has led
to a review of this strategy.

OUTLOOK
The economic consequences arising from
the terrorist attack launched on the
United States in September are most
likely to accelerate the trends that
were already in place before the
terrible events.  The global slowdown
is likely to accelerate.  The response
of the Federal Reserve and other
Central Banks around the world has been
to cut interest rates.  The magnitude
of the monetary easing and excess free
liquidity is (arguably) unheralded.
This fact, combined with additional
fiscal spending, suggests that a global
recovery may well come sooner than
consensus expects.  The magnitude and
the sustainability of any upturn,
however, is unclear and the Manager
believes this is likely to disappoint.

The outlook for growth in Asia is poor.
Your Manager had previously expected
the trough in Asia to occur around the
third quarter of 2001, but this has
been delayed most probably until early
next year. However, with Taiwan and
Singapore already suffering their worst
recessions since 1985 and the early
1970s, respectively, a good deal of the
bad news is likely to have been
factored in already.  Until the
September 11 tragedy, the momentum of
corporate earnings downgrades had
appeared to be improving.  Since then,
however, analysts have taken the
opportunity as an excuse to 'kitchen
sink', i.e. release all of the negative
news at the same time, their numbers.
Your Manager notes that analysts tend
to be lagging indicators of a recovery,
and they are likely to be late to
upgrade their numbers when the recovery
eventually arrives.

Much has been made about the global and
regional liquidity situation.  Rates in
the USA in real terms are as low as
they have been at any time since the
Gulf War.  In Asia, many countries are
currently maintaining record low
interest rates and, for some, these
could fall further in the coming
months.  The deflationary trends
afflicting the globe are largely
responsible for preventing the excess
liquidity from moving out of cash and
low risk assets to seek higher returns
in riskier investments such as
equities. Economists usually say the
stimulatory effects of rate cuts take
two to three quarters to take effect;
with rates around the world having been
declining since the start of the year,
it is merely a question of 'when'
rather than 'if' this liquidity is
felt.

Over the last five years, the currency
markets have been quick to pick-up on
troubles emerging in Asia.  It is,
therefore, pleasing to note how well
most Asian currencies have behaved in
the recent difficult times.  The
Manager expects the structurally
impaired Asian currencies such as the
Rupiah and Peso to remain volatile and
under pressure to depreciate over the
coming quarters, although they are
likely to prove to be the exception
rather than the rule in the region.

The governments in Asia have not proved
themselves to be particularly effective
at dealing with the current economic
slowdown.  To be fair to them, the
slowdown has been much deeper than
anticipated.  Furthermore, Asian
economies, being open and export-
dominated, do not have a large domestic
consumer market to insulate them from
the global recession.  Also, their
previous export-related economic models
are increasingly being challenged by
low-cost China.  Finally, the
government balance sheets are less
strong than they were before the Asian
crisis of 1997 and, as a result, the
authorities have less space to maneuver
pump-priming programs.  At the private
sector level, the response has been
significantly better than it was in
1997:  managements have learned their
lessons.  The corporates are now less
financially
                     3
and operationally geared. By and
large, corporate earnings have been
more robust than expected and the
Manager expects returns on equity to
reach record highs at the peak of the
next 'normalised' economic cycle.

At times of an economic downturn and
falling interest rates, economic theory
would suggest that one should expect
market multiple expansion.  This has
not been the case in Asia:  the markets
here have merely followed the concerns
and trends of the developed markets.
The latter, the Manager believes,
appears to be significantly more
stretched on historical, absolute and
relative valuations compared to those
in Asia.  The question as to why local
and international investors have so far
proved unwilling to commit capital to
Asia is due to the region's rising
equity risk premium, the required
return necessary to encourage investors
to switch assets into equities.  The
Asian bond markets have enjoyed bull
markets in recent years, and, although
they are now expensive relative to
equities, they are unlikely to trade
down until there is a turn (upwards) in
interest rates.

In conclusion, the Asian markets appear
to be discounting a significant amount
of bad news.  Although the economic and
corporate earnings outlook is
uncertain, it appears to be approaching
the trough.  Liquidity is ample, and it
is only a question of time before it
moves and seeks higher returns in
riskier assets.  The Asian currencies
have been relatively stable, with the
exception of one or two.  The macro
management of the region has been
mixed, however the corporates have
acquitted themselves significantly
better in this downturn than in the
last one;  this bodes well for
corporate earnings in the future.
The markets appear to be on very
undemanding multiples but will remain
so until investors' appetite for risk
increases.  Your Manager believes the
investment outlook for Asia is
considerably better than consensus
would have one believe.  At the moment,
the catalyst for a change in sentiment
is difficult to envision but the
recovery will come just as dawn follows
night.

James Squire
Investment Manager
Baring Asset Management (Asia) Limited
October 22, 2001
                      4

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
September 30, 2001
(Unaudited)

-------------------------------------------------------
                                              Value
  Shares              Description            (Note 1)
-------------------------------------------------------
              LONG-TERM INVESTMENTS--97.9%
              EQUITIES--97.9%
              Hong Kong--39.6%
 2,000,000    Amoy Properties, Ltd.  ....  $  1,936,022
                (Real Estate-Developers)
   465,000    Cheung Kong Holdings, Ltd.      3,621,867
                (Real Estate-Developers)
   622,000    Cheung Kong Infrastructure
                Holdings  ...............     1,020,783
                (Utilities)
 2,000,000    China Mobile, Ltd. (a)  ...     6,346,561
                (Telecommunications)
 2,460,000    Esprit Asia Holdings, Ltd..     2,349,766
                (Distribution/
                Wholesalers)
 3,200,000    Giordano International, Ltd.    1,456,504
                (Retail)
   149,300    Hang Seng Bank, Ltd.  .....     1,545,737
                (Banking)
 2,321,133    Hong Kong and China Gas
                Co., Ltd.  ..............     2,901,602
                (Utilities)
 2,000,000    Hong Kong Exchanges &
                Clearing, Ltd.  .........     2,410,411
                (Financial Services)
   339,000    HSBC Holdings Plc.  .......     3,553,208
                (Banking)
 1,200,300    Hutchison Whampoa, Ltd.....     8,887,406
                (Conglomerates)
   800,000    Johnson Electric Holdings,
                Ltd......................       717,995
                (Manufacturing)
 2,200,000    Kingboard Chemical
                Holdings, Ltd.  .........       980,191
                (Manufacturing)
 2,084,000    Li & Fung, Ltd.  ..........     1,977,255
                (Distribution/
                Wholesalers)
14,086,000    PetroChina Co., Ltd.  .....     2,672,899
                (Oil & Gas Services)
 2,000,000    Roadshow Holdings  ........       366,690
                (Advertising)
   780,000    Sun Hung Kai Properties,
                Ltd......................     4,970,319
                (Real Estate-Developers)
   200,000    Television Broadcasts, Ltd.       542,342
                                           ------------
                (Television &
                Communication Equipment)
                                             48,257,558
                                           ------------
-------------------------------------------------------
                                              Value
  Shares              Description            (Note 1)
-------------------------------------------------------
              India--0.5%
    80,050    India Fund, Inc. (a)  .....  $    634,565
                (Diversified Funds)        ------------
              Indonesia--1.0%
   500,000    PT Gudang Garam Tbk  ......       515,066
                (Tobacco)
    80,000    PT Indonesia Satellite Tbk
                (ADR)  ..................       660,000
                (Telecommunications)       ------------
                                              1,175,066
                                           ------------
              Malaysia--3.7%
   206,000    British American Tobacco
                Berhad  .................     1,883,816
                (Tobacco)
   300,000    Malayan Banking Berhad  ...       813,158
                (Banking)
   808,000    Tanjong Co., Ltd.  ........     1,849,895
                (Gaming)                   ------------
                                              4,546,869
                                           ------------
              Singapore--12.3%
   300,000    City Developments, Ltd.....       710,341
                (Real Estate-Developers)
   476,469    DBS Group Holdings, Ltd....     2,604,541
                (Banking)
 1,374,000    Neptune Orient Lines, Ltd..       622,653
                (Transportation)
   525,080    Overseas-Chinese Banking
                Corp., Ltd.  ............     2,810,777
                (Banking)
 1,365,000    Parkway Holdings, Ltd.  ...       750,021
                (Health Care)
   381,000    Singapore Exchange, Ltd....       217,979
                (Financial Services)
   268,198    Singapore Press Holdings,
                Ltd......................     2,400,390
                (Printing & Publishing)
 1,463,577    Singapore Technologies
                Engineering, Ltd.  ......     1,807,346
                (Engineering &
                Construction)
 1,164,000    Singapore
                Telecommunications, Ltd..     1,193,440
                (Telecommunications)
   345,000    United Overseas Bank, Ltd..     1,876,115
                (Banking)                  ------------
                                             14,993,603
                                           ------------

                      See Notes to Financial Statements.

-------------------------------------------------------
                                              Value
  Shares              Description            (Note 1)
-------------------------------------------------------
              South Korea--21.4%
   207,300    Hyosung Corp.  ............  $  1,653,313
                (Industrials)
    29,820    Keumkang, Ltd.  ...........     1,625,922
                (Building & Construction)
   339,377    Kookmin Bank  .............     4,190,161
                (Banking)
   219,040    Koram Bank  ...............     1,159,031
                (Banking)
    91,000    Korea Electric Power Corp..     1,465,491
                (Utilities)
    43,140    Korea Telecom Corp.  ......     1,468,877
                (Telecommunications)
     8,040    NCsoft  ...................       579,570
                (Software)
    46,800    Pohang Iron & Steel Co.....     2,896,288
                (Iron & Steel)
   114,008    Samsung Electronics Co.....     7,618,228
                (Electronics)
    36,000    Samyoung Heat Exchange Co..       579,754
                (Industrials)
    18,030    SK Telecom Co., Ltd.  .....     2,875,951
                (Telecommunications)       ------------
                                             26,112,586
                                           ------------
              Taiwan--17.0%
   605,428    Asustek Computer, Inc.(a)..     1,815,758
                (Computer Products)
 2,148,900    Cathay Life Insurance Co.,
                Ltd.  ...................     2,216,773
                (Insurance)
 2,707,000    Chinatrust Commercial Bank.     1,380,562
                (Banking)
 2,109,000    Formosa Plastic Corp.  ....     1,289,478
                (Chemicals)
 2,296,000    Fubon Insurance Co.  ......     1,769,736
                (Insurance)
   878,376    Hon Hai Precision Industry
                Co., Ltd.(a)  ...........     2,774,355
                (Electronics)
   800,427    President Chain Store Corp.     1,519,211
                (Convenience Stores)
   291,370    Sunplus Technology Co.,
                Ltd......................       777,573
                (Electronics)
   550,500    Synnex Technology Int'l.
                Corp.  ..................       507,270
               (Distribution/Wholesalers)
 2,550,140    Taiwan Semiconductor
                Manufacturing Co.  ......     3,450,928
                (Semiconductors)
 4,143,670    United Microelectronics
                Corp., Ltd.(a)  .........     3,229,925
                (Semiconductors)           ------------
                                             20,731,569
                                           ------------
-------------------------------------------------------
                                              Value
  Shares              Description            (Note 1)
-------------------------------------------------------
              Thailand--2.4%
    72,000    Advanced Info Services
                PCL(a)  .................  $    770,677
                (Telecommunications)
   165,000    BEC World PCL  ............       838,543
                (Television &
                Communication Equipment)
 3,538,800    Ratchaburi Electricity
                Generating Holding PCL...     1,263,288
                (Utilities)                ------------
                                              2,872,508
                                           ------------
              Total common stocks
                (cost $144,222,979)......   119,324,324
                                           ------------
              WARRANTS(a)
  Units
----------
              Hong Kong
   220,000    Kingboard Chemical                  6,770
                Holdings, Ltd.  .........  ------------
                (Manufacturing) Expiring
                December 2003 (cost $0)
              Total long-term investments
                (cost $144,222,979)......   119,331,094
                                           ------------
              SHORT-TERM INVESTMENTS--2.3%
              REPURCHASE AGREEMENT--2.3%
Principal
  Amount
  (000)
----------
              United States
$    2,843    State Street Bank and Trust
                Co., 1.50%, dated 9/28/01
                due 10/1/01 in the amount
                of $2,843,355 (cost
                $2,843,000;
                collateralized by
                $2,500,000 U.S. Treasury
                Bond, 6.625% due 2/15/27,
                approximate value of
                collateral including
                accrued interest
                $2,899,880)..............     2,843,000
                                           ------------
              Total Investments--100.2%
              (cost $147,065,979)........   122,174,094
              Liabilities in excess of
                other assets--(0.2%).....      (254,481)
                                           ------------
              Net Assets--100%...........  $121,919,613
                                           ------------
                                           ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt

                      See Notes to Financial Statements.

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Assets and Liabilities
September 30, 2001
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $147,065,979)........................   $122,174,094
Cash, including foreign currency
  (cost $468,092)......................        466,831
Dividends and interest receivable......        230,097
Receivable for investments sold........        214,707
Other assets...........................         48,523
                                          ------------
  Total assets.........................    123,134,252
                                          ------------
Liabilities
Accrued expenses and other
  liabilities..........................        520,295
Payable for investments purchased......        506,385
Investment management fee payable......        101,855
Deferred Thailand capital gains tax
  liability............................         46,811
Administration fee payable.............         27,546
Foreign withholding taxes payable......         11,747
                                          ------------
  Total liabilities....................      1,214,639
                                          ------------
Net Assets.............................   $121,919,613
                                          ------------
                                          ------------
Net assets comprised:
  Common stock, at par.................   $    153,245
  Paid-in capital in excess of par.....    183,467,781
                                          ------------
                                           183,621,026
Accumulated net investment income......        155,459
Accumulated net realized losses on
  investments and foreign currency
  transactions.........................    (36,916,783)
Net unrealized depreciation on
  investments and foreign currencies...    (24,940,089)
                                          ------------
Net Assets, September 30, 2001.........   $121,919,613
                                          ------------
                                          ------------
Net Asset Value per share:
  ($121,919,613 3 15,324,551 shares of
  common stock outstanding)............          $7.96
                                          ------------
                                          ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Operations
Six Months Ended September 30, 2001
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $370,019).................   $  1,787,866
  Interest.............................         15,547
                                          ------------
    Total income.......................      1,803,413
                                          ------------
Expenses
  Investment management fee............        683,120
  Administration fee...................        190,106
  Custodian's fees and expenses........        239,000
  Reports to shareholders..............        140,000
  Legal fees and expenses..............        108,000
  Directors' fees......................         52,000
  Audit fees and expenses..............         22,000
  Insurance............................         21,000
  Transfer agent's fees and expenses...         20,000
  Registration expenses................         15,000
  Miscellaneous........................         83,677
                                          ------------
      Total expenses...................      1,573,903
                                          ------------
  Net investment income................        229,510
                                          ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on:
  Investment transactions (net of
    Thailand capital gains taxes of
    $64,513)...........................     (2,716,726)
  Foreign currency transactions........        (38,955)
                                          ------------
                                            (2,755,681)
                                          ------------
Net change in unrealized appreciation
  (depreciation) on:
  Investments (net of change in
    deferred Thailand capital gains
    taxes of $49,799)..................    (29,858,960)
  Foreign currencies...................         17,853
                                          ------------
                                           (29,841,107)
                                          ------------
Net loss on investments and foreign
  currencies...........................    (32,596,788)
                                          ------------
Net Decrease in Net Assets
Resulting From Operations..............   $(32,367,278)
                                          ------------
                                          ------------

           See Notes to Financial Statements.

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Statement of Changes in Net Assets
(Unaudited)
----------------------------------------------------------

                             Six Months
                                Ended         Year Ended
Increase (Decrease)         September 30,     March 31,
in Net Assets                   2001             2001
                            -------------    ------------
Operations
  Net investment income
    (loss)...............   $     229,510    $   (108,442)
  Net realized gain
    (loss) on investments
    and foreign currency
    transactions.........      (2,755,681)     14,753,116
  Net change in
    unrealized
    appreciation
    (depreciation) on
    investments and
    foreign currencies...     (29,841,107)   (102,335,520)
                            -------------    ------------
  Net decrease in net
    assets resulting from
    operations...........     (32,367,278)    (87,690,846)
Cost of Fund shares
  reacquired in
  repurchase program
  (Note 4)...............      (1,292,200)     (7,254,612)
  Cost of Fund shares
    reacquired in tender
    offer (Note 4).......              --     (27,486,320)
                            -------------    ------------
Total decrease...........     (33,659,478)   (122,431,778)
Net Assets
Beginning of period......     155,579,091     278,010,869
                            -------------    ------------
End of period............   $ 121,919,613    $155,579,091
                            -------------    ------------
                            -------------    ------------

----------------------------------------------------------
THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------

The Asia Pacific Fund, Inc. (the 'Fund') is a diversified, closed-end, management investment company. The Fund's investment objective is to achieve long-term capital appreciation through investment primarily in equity securities of companies in the Asia Pacific countries.

Note 1. Accounting          The following is a summary
Policies                    of significant accounting
                            policies followed by the Fund in the
preparation of its financial statements.

Securities Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the closing rate of exchange.
                                       8

   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains(losses) are included in the reported net realized gains(losses) on investment transactions.

   Net realized gains(losses) on foreign currency transactions represent net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal period end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Investment            The Fund has a manage-
Management and                ment agreement with Bar-
Administration                ing Asset Management
Agreements                    (Asia) Limited (the
                              'Investment Manager') and an administration
agreement with Prudential Investments LLC (the 'Administrator'), formerly known as Prudential Investments Fund Management LLC. The Investment Manager is an indirect, wholly owned subsidiary of ING Groep N.V.

   The investment management fee is computed weekly and payable monthly: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon the Fund's average weekly net assets.

   The administration fee is also computed weekly and payable monthly at an annual rate of 0.25% up to $200 million and 0.20% in excess of $200 million based upon the Fund's average weekly net assets.

   Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of
Securities                    investment securities, other
                              than short-term invest-
ments, for the six months ended September 30, 2001 aggregated $30,866,822 and $32,025,382, respectively.

   The United States federal income tax basis of the Fund's investments at September 30, 2001 was 147,264,588 and accordingly, net unrealized depreciation for federal income tax purposes was $25,091,494 (gross unrealized appreciation--$9,671,256; gross unrealized depreciation--$34,762,750).

   For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 2001 of approximately $33,815,084 which expires in 2007. In addition, the Fund has elected to treat net currency losses of approximately $55,943 incurred in the five month period ended March 31, 2001 as having been incurred in the current fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

Note 4. Capital               There are 30 million shares
                              of $0.01 par value common
stock authorized.

   During the six months ended September 30, 2001, the Fund repurchased 152,700 of its own shares on the open market at an average price of $8.46 and at a weighted average discount per share of 20.38%.

   On September 25, 2001, the Fund announced a tender offer to be conducted during the fourth quarter of this year for 10% of the Fund's outstanding shares. The Board of Directors have committed to conduct an additional tender offer during the fourth quarter of 2002 if during the 13-week measurement period ending the last Friday in August 2002, shares trade on the New York Stock Exchange at an average weekly discount from net asset value greater than 15%.

THE ASIA PACIFIC FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                               Six Months
                                                  Ended                             Year Ended March 31,
                                              September 30,     ------------------------------------------------------------
Per Share Operating Performance:                  2001            2001         2000         1999         1998         1997
                                              -------------     --------     --------     --------     --------     --------
Net asset value, beginning of period......      $   10.05       $  14.69     $   8.60     $   9.19     $  13.90     $  14.87
                                              -------------     --------     --------     --------     --------     --------
Net investment income (loss)..............           0.01          (0.01)          --(c)      0.06         0.12         0.06
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions............................          (2.12)         (4.87)        6.23        (0.61)       (4.14)       (0.53)
                                              -------------     --------     --------     --------     --------     --------
Total from investment operations..........          (2.11)         (4.88)        6.23        (0.55)       (4.02)       (0.47)
                                              -------------     --------     --------     --------     --------     --------
Less dividends and distributions:
Dividends from net investment income......        --               --           --           (0.04)       (0.12)       --
Distributions in excess of net investment
  income..................................        --               --           (0.14)       --           (0.16)       --
Distributions from realized gains on
  investments and foreign currencies......        --               --           --           --           (0.41)       (0.50)
                                              -------------     --------     --------     --------     --------     --------
Total dividends and distributions.........        --               --           (0.14)       (0.04)       (0.69)       (0.50)
Increase resulting from share
  repurchase..............................           0.02           0.06        --           --           --           --
Increase resulting from tender offer......        --                0.18        --           --           --           --
                                              -------------     --------     --------     --------     --------     --------
Net asset value, end of period............      $    7.96       $  10.05     $  14.69     $   8.60     $   9.19     $  13.90
                                              -------------     --------     --------     --------     --------     --------
                                              -------------     --------     --------     --------     --------     --------
Market value, end of period...............      $    6.48       $   7.86     $10 7/16     $ 7 1/16     $   9.00     $ 11 1/2
                                              -------------     --------     --------     --------     --------     --------
                                              -------------     --------     --------     --------     --------     --------
Total investment return(a)................         (17.56)%       (24.70)%      49.68%      (21.02)%     (16.07)%     (16.18)%
                                              -------------     --------     --------     --------     --------     --------
                                              -------------     --------     --------     --------     --------     --------
Ratios to Average Net Assets:
Expenses (including loan interest
  expense)................................           2.09%(b)       1.81%        1.66%        1.79%        1.56%        1.63%
Expenses (excluding loan interest
  expense)................................           2.09%(b)       1.81%        1.66%        1.79%        1.56%        1.57%
Net investment income/(loss)..............           0.30%(b)      (0.05)%      (0.01)%       0.80%        0.99%        0.43%
Supplemental Data:
Average net assets (000 omitted)..........      $ 150,500       $214,819     $230,725     $141,079     $220,857     $275,702
Portfolio turnover rate...................             21%            52%          62%          64%          54%          43%
Net assets, end of period (000 omitted)...      $ 121,920       $155,579     $278,011     $162,719     $174,019     $262,693

---------------

 (a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported.
     Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions. Total returns for periods of less than a full year are not annualized.
 (b) Annualized.
 (c) Less than $0.005 per share.

     Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the
     Fund's shares.

See Notes to Financial Statements.
                                       11

--------------------------------------------------------------------------------
                         Supplemental Proxy Information
--------------------------------------------------------------------------------
   The Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the 'Fund') was held on August 8, 2001 at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York. The meeting was held for the following purposes:

(1)  To elect three Directors to serve as follows:
                   Director                   Class           Term          Expiring
        ------------------------------        -----         --------        --------
        David J. Brennan                       III           3 years          2004
        Robert F. Gunia                        III           3 years          2004
        Nicholas T. Sibley                     III           3 years          2004
        Directors whose term of office continued beyond this meeting are Robert H.
        Burns, Olarn Chaipravat, Michael J. Downey, Douglas Tong Hsu, John A.
        Morrell, and David G.P. Scholfield.
(2)     To consider a stockholder proposal to terminate the investment management agreement.
(3)     To consider a stockholder proposal recommending that the Board of Directors amend the Fund's bylaws to require the continuance of the Fund's investment management agreement to be submitted to an annual vote of stockholders.

   The results of the proxy solicitation on the above matters were as follows:

                                               Votes         Votes         Votes
                 Director/Matter                For         Against      Withheld      Abstentions
        ---------------------------------    ----------    ---------     ---------     -----------
(1)     David J. Brennan                      9,709,024            0     2,797,082             0
        Robert F. Gunia                       9,759,222            0     2,746,884             0
        Nicholas T. Sibley                    9,731,927            0     2,774,178             0
(2)     Termination of the investment
        management agreement.                 2,317,657    5,866,541             0       198,312
(3)     Recommendation that the Board of
        Directors amend the Fund's bylaws
        to require the continuance of the
        investment management agreement
        to be submitted to an annual vote
        of stockholders.                      4,762,648    3,395,385             0       223,980

                                       12